                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):       December 10, 1997
                                                      --------------------------



                         SEACHANGE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         DELAWARE                       0-21393                04-3197974
       ------------                   -----------            --------------
(State or other jurisdiction of     (Commission file       (I.R.S. Employer
incorporation or organization)        number)              Identification No.)



         124 Acton Street, Maynard, MA                             01754
-------------------------------------------------               ------------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number including area code:       (978) 897-0100
                                                    ------------------------



                          No change since last report
         -----------------------------------------------------------
            (Former name or address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          On December 10, 1997, SeaChange International, Inc., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "Agreement") with IPC Interactive Pte. Ltd., a Singapore corporation ("IPC") and the shareholders of IPC listed on the signature pages thereto (the "Sellers"). A copy of the Agreement is attached as Exhibit 2.1 to this Current Report on Form
                                     -----------
8-K.

          Pursuant to the Agreement, the Company acquired all of the outstanding capital stock of IPC (the "Acquisition") in exchange for 625,000 shares (the "Shares") of Common Stock of the Company, $.01 par value per share (the "Consideration"). The Company has given the Sellers certain registration rights relating to the Shares pursuant to a Registration Rights Agreement by and among the Company and the Sellers dated December 10, 1997, a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K. The terms of, and the Consideration paid in, this transaction were the result of arm's-length negotiations between the representatives of the Sellers and the Company. This transaction will be treated as a purchase for accounting purposes.

          In the Agreement, the Sellers made various representations and warranties and have agreed to indemnify the Company for any breaches thereof. Under the terms of the Agreement, 62,500 shares of the Consideration are being held in escrow until July 31, 1998 for any claims that the Company may have against the Sellers for any breaches of the representations and warranties in the Agreement. An additional 20,000 shares of the Consideration are being held in escrow until November 30, 1998 for any claims that the Company may have against the Sellers for any claims brought by one or more current or former employees of IPC relating to unpaid compensation, including equity, based on representations made by or on behalf of IPC. A copy of the Escrow Agreement is attached as Exhibit 2.3 to this Current Report on Form 8-K.
            -----------

          One of the Sellers who was a member of the management team of IPC has become a consultant. The remaining members of management, as well as most of the other employees of IPC, continue as employees.

          The terms of the Acquisition are more fully described in the Agreement, the Registration Rights Agreement and the Escrow Agreement, which are filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this report and are incorporated herein by this reference.

          The information contained in the press release of the Company announcing the Acquisition, dated December 10, 1997 and attached as Exhibit 99.1, is incorporated herein by this reference.


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

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)   Financial statements of business acquired.
                -----------------------------------------

                It is impracticable to provide the financial information required by Item 7(a) of Form 8-K relating to the Acquisition at the time this report is filed. Such required financial information will be filed as soon as practicable, but in any event not later than February 23, 1998.

          (b)   Unaudited Pro Forma Combined Financial Information.
                --------------------------------------------------

                It is impracticable to provide the financial information required by Item 7(b) of Form 8-K relating to the Acquisition at the time this report is filed. Such financial information will be filed as soon as practicable, but in any event not later than February 23, 1998.

          (c)   Exhibits.
                --------

                   2.1 Stock Purchase Agreement, dated December 10, 1997, by and among SeaChange International, Inc., IPC Interactive Pte. Ltd. and the shareholders of IPC Interactive Pte. Ltd. listed on the signature pages thereto.

                   2..2 Registration Rights Agreement, dated December 10, 1997, by and among SeaChange International, Inc., IPC Interactive Pte. Ltd. and the shareholders of IPC Interactive Pte. Ltd. listed on the signature pages thereto.

                   2..3 Escrow Agreement, dated December 10, 1997, by and among SeaChange International, Inc., IPC Interactive Pte. Ltd., the shareholders of IPC Interactive Pte. Ltd. listed on the signature pages thereto and State Street Bank and Trust Company.

                   99.1  Press Release of the Company, dated December 10, 1997.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 SEACHANGE INTERNATIONAL, INC.



                                 By: /s/ Joseph S. Tibbetts, Jr.
                                    --------------------------------------
                                     Joseph S. Tibbetts, Jr.
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer



Dated:  December 22, 1997

                                 EXHIBIT INDEX


       Exhibit No.                            Description
       -----------                            -----------
           2.1             Stock Purchase Agreement, dated December 10, 1997, by
                           and among SeaChange International, Inc., IPC
                           Interactive Pte. Ltd. and the shareholders of IPC
                           Interactive Pte. Ltd. listed on the signature pages
                           thereto.

           2.2             Registration Rights Agreement, dated December 10,
                           1997, by and among SeaChange International, Inc., IPC
                           Interactive Pte. Ltd. and the shareholders of IPC
                           Interactive Pte. Ltd. listed on the signature pages thereto.

           2.3 Escrow Agreement, dated December 10, 1997, by and among SeaChange International, Inc., IPC Interactive
                           Pte. Ltd., the shareholders of IPC Interactive Pte.
                           Ltd. listed on the signature pages thereto and State
                           Street Bank and Trust Company.

           99.1            Press Release of the Company, dated December 10,
                           1997.

                 EXHIBITS AND SCHEDULES OMITTED IN ACCORDANCE
                     WITH ITEM 601(B)(2) OF REGULATION S-K


Exhibits
--------
A       Opinion of Seller's Counsel
D       Opinion of Buyer's Counsel
E       List of Options


Schedules
---------
1.1     Background
1.4     Allocation of Consideration
2.2     Capitalization
2.3     Subsidiaries
2.4     Consents and Governmental Authorization
2.5     Authorization and Enforceability
2.6     Non-Contravention
2.7     Financial Statements
2.8     No Undisclosed Material Liabilities
2.9     No Material Adverse Changes
2.11    No Pending Litigation or Proceedings
2.12    Material Contracts
2.13    Contract Compliance
2.14    Compliance with Laws
2.15    Environmental Compliance
2.16    Title
2.17    Transactions With Related Parties
2.18    Compensation Arrangements; Bank Accounts
2.19    Labor Relations
2.20    Insurance Policies
2.21    Intellectual Property
2.22    Employee Benefit Plans
2.26    Customers and Suppliers
2.2A    Consents and Governmental Authorization
2.3A    Non-Contravention
2.4A    No Undisclosed Material Liabilities
2.6A    No Pending Litigation or Proceedings
2.7A    Contract Compliance
2.8A    Compliance With Laws
3.6     Consents and Governmental Authorization
4.1(e)  Required Consents
4.1(h)  List of Officers and Directors
6.1(a)  Interim Conduct of Business
6.11    Transfer and Assignment of GMG Assets

     The Company will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission (the "Commission") upon the Commission's request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.







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